UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

PHYSICIANS FORMULA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33142	23-0340099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 West 8thStreet
Azusa, California 91702
(Address of principal executive offices, including Zip Code)

(626) 334-3395
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 6, 2012, we issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

Also on September 6, 2012, we distributed a set of Q&As to our employees and we sent an email to our employees. A copy of the set of Q&As and of the email is attached as an exhibit to this report and is incorporated herein by reference.

Additional Information and Where to Find It

We intend to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and intend to furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to our stockholders and will contain important information about the proposed transaction and related matters. Before making any voting decision, our stockholders are urged to read the proxy statement and those other materials carefully and in their entirety because they will contain important information about our company and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents we file with the SEC, may be obtained free of charge at the SEC's website at http://www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from us by directing a request by mail to Physicians Formula Holdings, Inc., 1055 W. 8th Street, Azusa, CA 91702, or from the Investor Relations section of our website at http://investor.physiciansformula.com/. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

Our company and our directors and executive officers may be deemed to be participants in the solicitation of proxies from our stockholders in connection with the proposed transaction. Information about our directors and executive officers is set forth in our proxy statement for our 2011 Annual Meeting of Stockholders, which was filed with the SEC on November 4, 2011, and our Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 7, 2012 and amended on Form 10-K/A filed with the SEC on April 25, 2012. These documents are available free of charge at the SEC's website at www.sec.gov, and from us by directing a request by mail to Physicians Formula Holdings, Inc., 1055 W. 8th Street, Azusa, CA 91702, or from the Investor Relations section of our website at http://investor.physiciansformula.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that we intend to file with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued September 6, 2012
99.2	Q&A dated September 6, 2012
99.3	Email to employees sent September 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSICIANS FORMULA HOLDINGS, INC.

Date: September 6, 2012	By:	/s/ Ingrid Jackel
Name: Ingrid Jackel
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued September 6, 2012
99.2	Q&A dated September 6, 2012
99.3	Email to employees sent September 6, 2012